UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 13, 2009

CORPORATE PROPERTY ASSOCIATES 17 - GLOBAL INCORPORATED
 (Exact name of registrant as specified in its charter)

Maryland	000-52891	20-8429087
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

50 Rockefeller Plaza, New York, NY	10020
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 492-1100

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

Note:	The purpose of this Form 8-K/A is to include a signature on the report of independent registered public accounting firm, which was inadvertently omitted from the original filing on July 13, 2009.

On January 1, 2009, Corporate Property Associates 17 – Global Incorporated (the “Company”) adopted the provisions of Financial Accounting Standards Board Statement No. 160, “Noncontrolling Interests in Consolidated Financial Statements – an amendment of ARB No. 51” (“SFAS 160”).

Based upon the effective date of SFAS 160, the audited consolidated financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 (the “2008 Form 10-K”) were not required to, and therefore did not, reflect the adoption of SFAS 160. However, pursuant to accounting principles generally accepted in the United States of America, a registrant is required to retrospectively adjust its previously issued annual financial statements for each of the three years shown in its most recent Annual Report on Form 10-K if those financial statements are incorporated by reference in subsequent filings with the Securities and Exchange Commission made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the effective date of SFAS 160. Accordingly, because the financial statements included in the 2008 Form 10-K are to be incorporated by reference in the Company’s current registration statement on Form S-11, Items 6, 7, 7A and 8 of the Company’s 2008 Form 10-K have been updated solely to reflect the retrospective presentation and computational requirements of SFAS 160 that were not yet effective for the financial statements originally included in the 2008 Form 10-K and are filed herewith as Exhibit 99.1.

SFAS 160 provides guidance for the accounting, reporting and disclosure of noncontrolling interests and requires, among other things, that noncontrolling interests be recorded as equity in the consolidated financial statements. The adoption of SFAS 160 by the Company resulted in the reclassification of $30 million, which was previously classified as minority interests, to noncontrolling interests, a separate component of equity on the consolidated balance sheet at December 31, 2008. Additionally, net loss attributable to noncontrolling interests is now shown separately from net loss attributable to CPA®:17 – Global shareholders in the consolidated statements of operations for the year ended December 31, 2008.

No attempt has been made to update other information in the 2008 Form 10-K except to the extent expressly provided above.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits:

Exhibit No.	Description
99.1	Updated financial information for the year ended December 31, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Corporate Property Associates 17 – Global Incorporated

Date:    July 20, 2009

By: /s/ Mark J. DeCesaris
       Mark J. DeCesaris
       Managing Director and
       Acting Chief Financial Officer

EXHBIT INDEX

Exhibit No.	Description
99.1	Updated financial information for the year ended December 31, 2008